Exhibit 99.1 NASDAQ: DTI INVESTOR PRESENTATION FALL 2025 DRILLINGTOOLS.COM

FORWARD LOOKING STATEMENTS General: Drilling Tools International Corporation (“DTI”) is making this presentation available in connection with the release of its financial results for the three months ended June 30, 2025. The information contained in this presentation does not purport to be all-inclusive or to contain all information that prospective investors may require. Prospective investors are encouraged to conduct their own analysis and review of information contained in this presentation as well as important additional information through the Securities and Exchange Commission’s (“SEC”) EDGAR system at www.sec.gov and on our website at www.drillingtools.com. Forward-Looking Statements: This presentation and the oral statements made in connection herewith include “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. DTI’s actual results may differ from its expectations, estimates and projections, and, consequently, you should not rely on these forward-looking statements as predictions of future events. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements include, but are not limited to, statements regarding DTI and its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements in this presentation may include, for example, statements about: (1) the demand for DTI’s products and services, which is influenced by the general level activity in the oil and gas industry; (2) DTI’s ability to retain its customers, particularly those that contribute to a large portion of its revenue; (3) DTI’s ability to employ and retain a sufficient number of skilled and qualified workers, including its key personnel; (4) DTI’s ability to market its services in a competitive industry; (5) DTI’s ability to execute, integrate and realize the benefits of acquisitions, and manage the resulting growth of its business; (6) potential liability for claims arising from damage or harm caused by the operation of DTI’s tools, or otherwise arising from the dangerous activities that are inherent in the oil and gas industry; (7) DTI’s ability to obtain additional capital; (8) potential political, regulatory, economic and social disruptions in the countries in which DTI conducts business, including changes in tax laws or tax rates; (9) DTI’s dependence on its information technology systems, in particular Customer Order Management Portal and Support System, for the efficient operation of DTI’s business; (10) DTI’s ability to comply with applicable laws, regulations and rules, including those related to the environment, greenhouse gases and climate change; (11) DTI’s ability to maintain an effective system of disclosure controls and internal control over financial reporting; (12) the potential for volatility in the market price of DTI’s common stock; (13) the impact of increased legal, accounting, administrative and other costs incurred as a public company, including the impact of possible shareholder litigation; (14) the potential for issuance of additional shares of DTI’s common stock or other equity securities; (15) DTI’s ability to maintain the listing of its common stock on Nasdaq; and (16) other risks and uncertainties separately provided to you and indicated from time to time described in DTI’s most recent Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC. These forward-looking statements are based on DTI management's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. DTI cautions that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. You should also carefully consider the risks and uncertainties described and the information presented in DTI’s current annual report on Form 10-K filed March 14, 2025 and in subsequent current, quarterly and annual reports filed with or furnished to the SEC. These filings or potential filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements referred hereto. DTI undertakes no obligation to and accepts no obligation to release publicly any updates or revisions to any forward-looking statements or to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law. Industry, Market Data and Partnerships: In this presentation, DTI relies on and refers to certain information and statistics regarding the markets and industries in which DTI competes. Such information and statistics are based on management’s estimates and/or obtained from third-party sources, including reports by market research firms and company filings. While DTI believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. DTI has not independently verified the accuracy or completeness of the information provided by the third-party sources. This presentation contains descriptions of certain key business partnerships of DTI. These descriptions are based on DTI’s management team’s discussion with such counterparties, certain non-binding written agreements and the latest available information and estimates as of the date of this presentation. Use of Projections: This presentation contains projected financial information with respect to DTI. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. Further, illustrative presentations are not necessarily based on management’s projections, estimates, expectations or targets but are presented for illustrative purposes only. DTI’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and, accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this presentation, and the inclusion of such information in this presentation is not intended, and should not be regarded, as a representation by any person that the results reflected in such forecasts will be achieved. Further, the metrics referenced in this presentation regarding select aspects of DTI’s operations were selected by DTI on a subjective basis. Such metrics are provided solely for illustrative purposes to demonstrate elements of DTI’s business, are incomplete and are not necessarily indicative of DTI’s performance or future performance or overall operations. Any views expressed herein reflect the judgment of DTI as of the date of this presentation and may be subject to change if DTI becomes aware of any information, whether specific to a transaction or general (including changes in prevailing capital markets conditions), which may have an impact on any such views. You should not assume that any information in this overview is accurate as of any date other than the date hereof or as otherwise specified herein. There can be no assurance that historical trends will continue. Any investment in DTI’s common stock entails a high degree of risk. No assurance can be given that investors will receive a return on their capital, and investors could lose part or all of their investment. Non-GAAP Financial Measures: This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), including, but not limited to: Adjusted EBITDA, Adjusted Net Income (Loss), Adjusted Free Cash Flow, and certain ratios and other metrics derived therefrom. Note that other companies may calculate these non-GAAP financial measures differently, and, therefore, such financial measures may not be directly comparable to similarly titled measures of other companies. Further, these non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing DTI’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income (loss), net cash (used in) provided by operating activities or other measures of profitability, liquidity or performance under GAAP. You should be aware that DTI’s presentation of these measures may not be comparable to similarly titled measures used by other companies. DTI believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to DTI’s results of operations. DTI believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in DTI, and in comparing DTI’s financial measures with those of other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgment by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to footnotes where presented on each page of this presentation or to the tables herein for a reconciliation of these measures to what DTI believes are the most directly comparable measure evaluated in accordance with GAAP. Reconciliation of historical non- GAAP measures to comparable GAAP measures are provided in the Appendix. This presentation also includes certain projections of non-GAAP financial measures. Reconciliation of these items to net income include gains or losses on sale or consolidation transactions, accelerated depreciation, impairment charges, gains or losses on retirement of debt, variations in effective tax rate and fluctuations in net working capital, which are difficult to predict and estimate and are primarily dependent on future events. Rounding: Certain monetary amounts, percentages and other figures included in this presentation have been subject to rounding adjustments. Certain other amounts that appear in this presentation may not sum due to rounding. Trademarks: This presentation contains trademarks, service marks, trade names and copyrights of DTI and other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but DTI will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Further, third-party logos included in this presentation may represent past or present vendors or suppliers of materials and/or products to DTI for use in connection with its business or may be provided simply for illustrative purposes only. Inclusion of such logos does not necessarily imply affiliation with or endorsement by such firms or businesses. There is no guarantee that DTI will work, or continue to work, with any of the firms or businesses whose logos are included herein in the future.

OVERVIEW BY THE CEO BUILT FOR OUTPERFORMANCE At DTI, we're not just adapting to the future of drilling – we're shaping it. We continue to have success in integrating our latest acquisitions, realizing synergies and positioning DTI for the future. Our strategic consolidation of the oilfield service rental tool industry, coupled with our focus on innovative technologies, allows us to meet the evolving needs of our customers. As we look ahead, we're committed to driving efficiency, expanding our global footprint, and delivering value to our stockholders in an industry that demands constant evolution. Wayne Prejean Chief Executive Officer 3

THE LIFECYCLE TO PROVIDE MISSION CRITICAL DRILLING TOOLS Consistent Revenue Growth Expanding Global Footprint DTI continues to expand globally with extensive operations in North America, Europe, Middle East, $39.4 Million 5% (Q/Q) Africa and throughout Asia Pacific. Q2 2025 revenue reflects Despite a 7% global broad scope and scale rig count decline over the same period Extensive Tool Inventory Q2 2025 Revenue Mix Active rental and market participation on 60% of drilling rigs in North America and growing in the Eastern Hemisphere. 86% 14% Western Hemisphere Eastern Hemisphere 15 service and support 11 service and support facilities facilities Efficient In House Manufacturing & Repair Facilities Building and Maintaining existing fleet and future innovations at a competitive edge. 4

BLUE CHIP CUSTOMER BASE ACROSS E&P AND OFS COMPANIES 5

DTI LEADERSHIP TEAM EXPERIENCE MATTERS 6

OUR CUSTOMERS & WHY THEY RENT TOOLS Complex drilling, completions, and workover Benefits operators receive from programs lead most operators and service providers renting tools to focus on core competencies while preferring to ► Outsources Logistics, Inspection, Storage & Maintenance rely on third-parties for rental tool support. ► Fill Equipment Supply Gaps ► Immediate Equipment Availability ► Focus Capex On Core Operations ► Eliminates Equipment Redeployment Risk (1) Our Customers ► Control Expenses & Inventory ► Access To the Right Equipment for Any Job 3% E&P Operators Oilfield Service 48% 49% Companies Why rent from DTI? Other Our Rental Offering Provides Customer Efficiency & Value-Additive Solutions 7 1) Represents YTD 2025 customer breakdown

COMPREHENSIVE OFFERING TO SUPPLY DOWNHOLE TECHNOLOGY ACROSS WELL CONSTRUCTION AND ABANDONMENT OPERATIONS Differentiated and extensive inventory of tools to address the wide-ranging needs of Oil & Gas customers across all regions Crossover Subs/Accessories Surface & Downhole Drill Pipe Heavy Weight Rubblizer for Plug and Abandonment Drill Pipe Drill Collar MechLOK Non-Magnetic Collar Sleeve Stabilizer Bit Drill-N-Ream Drilling RotoSteer Stabilizer MWD Mud Motor Bit Sub Completion TurboCaser Completion TurboRunner 8 Completion, MWD, Mud Motor; Currently not supplied by DTI

MODERN MANUFACTURING & REPAIR SERVICES Responsive, Scalable Ability to manufacture most of our rental tools enables cost reduction & and Low Cost control of supply chain • We purchase premium drill pipe and tubing from reputable and qualified third parties Machine and repair equipment ensures product quality, increases product life, and improves fleet utilization Vernal, UT Nisku, CANADA Broussard, LA ✓ Bit repair and manufacture✓ Relocated to a new facility in 2024 ✓ Vertically integrated portion of DTR ✓ Drill N Ream support ✓ Poised to better serve DTI’s client and rental tool business base through a fit for purpose facility ✓ Specializes in PDC tool technology ✓ Allows for cost control ✓ High-Spec machining equipment ✓ Supports Canada and other ✓ Provides a sustainable queue of tools International locations and facility 9

KEY OPERATIONAL DIFFERENTIATORS COMPASS provides the customer traceability and transparency in the rental tool process. Proprietary COMPASS Order Customers can order their own tools online through Management System Compass with an “Amazon style” experience. Unique, Proprietary Software and Support System Full Catalog of Tools and Equipment Expedites Order Process Effective Pricing Controls Customized, Automated, Accurate Reporting Provides Customers Centralized Order Management Transaction Data Analyzed for Strategic Fleet Management COMPASS provides valuable information to DTI for making data-based capital allocation decisions C U S T O M E R O R D E R M A N A G E M E N T P O R T A L A N D S U P P O R T 10 S Y S T E M

EXECUTING OUR STRATEGIC PLAN DELIVERING IMPROVED RESULTS REPORTED 2025 SECOND QUARTER GROWTH (1) 5% Q/Q Revenue 259% Q/Q Adj. Free Cash Flow DTI ACHIEVEMENTS SINCE BECOMING A PUBLIC COMPANY IN JUNE 2023 ➢ Four acquisitions in 9 months ➢ Deep Casing Tools / Superior Drilling Products / European Drilling Projects / Titan Tools ➢ Improved liquidity and strengthened the balance sheet ➢ Expanded the ABL Credit Facility from $60 million to $80 million ➢ Added a $25 million term loan maturing in March 2029 ➢ Grew portfolio from 2 to 16 patented products ➢ Approximately 150 active patents supporting those technologies. ➢ 2025 Outlook represents stable financial results despite an uncertain market environment (1) ➢ Maintaining healthy Adjusted Free Cash Flow Margins ➢ Despite anticipated declines in activity levels (1) Adjusted Free Cash Flow is a non-GAAP financial measure. See “Non-GAAP Financial Measures” in the appendix for reconciliations to the most directly comparable financial measures 11 calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”).

Capital Allocation Strategy Prioritizing Financial Strength Through Disciplined Approach ► Maintenance & Organic Growth Investments “We are constantly evaluating our capital ► Unique CapEx lever that enables DTI to allocation strategy to ensure we are prioritizing selectively deploy capital for future strategic opportunistic capital deployment with the sole growth or harvest Adj. Free Cash Flow focus of maximizing value for our shareholders. Going forward, we intend to utilize the tools at our ► Strategic Acquisitions disposal and allocate resources to the areas with ► Announced four acquisitions in 2024 that further strengthened business model & diversified the greatest returns.” geographic footprint ► Have identified additional near-term targets ► Return of Capital to Shareholders David Johnson ► Authorized $10mm share repurchase program Chief Financial Officer ► Repurchased approximately $600k of DTI common stock during Q2-25 ► Allows DTI to opportunistically capitalize on dislocations between share price and perceived value ► Provides flexibility to optimize capital structure and flexibility to efficiently manage equity base 12

ORGANIC GROWTH DRIVERS ✓ 2025 results will include a full year of contributions from all acquisitions announced in 2024 ✓ Leverage our global footprint of distribution and sales channel to market ✓ Expand scope of tools & services through technological advancements ✓ Leading edge downhole technology for extended reach drilling ✓ Proprietary examples: Deep Casing Tools / Next Generation Stabilizers –Fixed Blade TM TM ✓ RotoSteer / Drill-N-Ream® / SafeFloat ✓ Grow customer base and gain global market share utilizing acquisitions / technology ✓ Trend towards longer laterals favors DTI’s new technology ✓ International markets adopting unconventional “shale type” drilling applications ✓ DTI is well positioned to supply in those markets 13

M&A GROWTH STRATEGY: SIGNIFICANT CONSOLIDATION UPSIDE DTI has established a framework and robust pipeline to strategically consolidate the oilfield service rental tool industry through accretive acquisitions Large Fragmented Industry Large universe of potential targets – primarily smaller, specialized regional companies & individual products Broaden International Expansion Leverage Existing Customer Relationships Continue to strategically review DTI’s 325+ MSAs, many of which are with international markets and potential leading service companies and E&P distribution partners operators, can accelerate growth DTI’s Increase Product Sophistication Leverage DTI’s Large Facility Footprint M&A Continue expanding into higher value, more Geographic presence in all major markets Framework sophisticated tools (e.g., enhanced enables quick deployment of DTI’s suite of extended reach wellbore technologies) products and services Create Drilling Efficiencies Commercialize “Good Ideas” Strategic emphasis on products that reduce Platform and experienced team can quickly rig days per well and therefore deliver higher commercialize new technologies that margins and increased customer value otherwise have a limited path to market 14

M&A GROWTH STRATEGY: SIGNIFICANT CONSOLIDATION UPSIDE M&A Pipeline Unlock Business Potential and Profit with ~25 ~5 Acquired Companies 500+ 100+ 10 15

SYNERGIES Clear path to margin enhancement and free cash flow optimization (1) Adjusted Free Cash Flow Growth $14.0M - $19.0M Status update $17.2M ► DTI has developed a proven integration playbook ► As targeted, DTI achieved 100% of the $4.5 million in previously announced SDPI synergies by August 2025 DTI in 2024 DTI + Acquisitions Run Rate ► Identified additional synergies in excess of targeted amount (2) Adjusted FCF Margin Outlook ► Integrating acquired assets and tools into the DTI platform 11.1% 10.7% ► Drive margins and enhance market share through differentiated approach ► Achieved/visibility additional efficiencies with acquired assets (3) ► Migrating all acquisitions to common ERP system and DTI in 2024 DTI + Acquisitions Run Rate COMPASS platform – “One DTI” Initiative (1) Adjusted Free Cash Flow is a non-GAAP financial measure. See “Non-GAAP Financial Measures” in the appendix for reconciliations to the most directly comparable financial measures calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). (2) Adjusted Free Cash Flow Margin is defined as Adjusted EBITDA less Gross Capital Expenditures divided by Total Revenue (3) Outlook reflects the midpoint of 2025 guidance and represents a slight year-over-year decline due to growth investments made in the Eastern Hemisphere. 16

SUSTAINABLE GROWTH EXECUTING THE PLAN (1) Revenue Adjusted EBITDA (in millions) (in millions) $145.0 - $165.0 $51.0 $32.0 - $42.0 $154.4 $40.1 $152.0 (2) (2) 2023 2024 2025E 2023 2024 2025E (1) Adjusted Free Cash Flow Capital Expenditures (in millions) (in millions) $14.0 - $19.0 $43.8 $17.2 $18.0 - $23.0 $22.9 $7.3 (2) (2) 2023 2024 2025E 2023 2024 2025E 1) Adjusted EBITDA and Adjusted Free Cash Flow are non-GAAP financial measures. See “Non-GAAP Financial Measures” in the appendix for reconciliations to the most directly comparable financial measures calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). 2) 2025E represents the Company’s outlook as of August 13, 2025 as shown on page 25 17

COMPONENTS OF ADJUSTED EBITDA Increased Growth Capital spending in recent years now supports stronger Adjusted Free Cash Flow in 2025+ Commentary Smart Capital Expenditures (1) Adj. Free Cash Flow can be directly influenced by $7.3 Growth CapEx strategy $24.1 $17.2 Growth CapEx is company $14.0 - $19.0 funded and grew as a $7.9 percentage of revenue in $4.0 - $7.0 2023, which supported $19.7 $15.0 $14.0 – $16.0 stronger 2024+ Adj. Free Cash Flow 2023 2024 2025E Maintenance CapEx Growth CapEx Adj. Free Cash Flow Maintenance CapEx is primarily funded by tool 2023 2024 2025E recovery revenue and helps (2) Maintenance CapEx % of Revenue 13% 10% ~10% keep our rental fleet (2) relevant and sustainable Growth CapEx % of Revenue 16% 5% ~4% (1) Adj. Free Cash Flow % of EBITDA 14% 43% ~44% Source: Company financials and management estimates. 2025E represents the Company’s outlook as of August 13, 2025 as shown on page 25 1) Adjusted Free Cash Flow defined as Adjusted EBITDA less Gross Capital Expenditures 18 2) Maintenance and Growth percentages for FY 2025 represent the current forecasted split as of August 13, 2025

(1) PEER ADJ. FREE CASH FLOW MARGIN COMPARISONS (2) 2024 Actual 2025 Estimates 35% 35% 30% 30% 25% 25% 20% 20% 15% 15% 10% 10% 5% 5% 0% 0% WHD BKR XPRO DTI RNGR OIS BOOM RES WHD XPRO BKR DTI OIS RNGR BOOM RES Tool recovery revenue Lost or damaged equipment charges, allows DTI to sustain its fleet, maintain relevant tools and technology, and generate positive adjusted free cash flow throughout industry cycles. 1) Adjusted Free Cash Flow Margin is defined as Adjusted EBITDA less Gross Capital Expenditures divided by Total Revenue 2) Uses midpoint of DTI's 2025 guidance and FY25 consensus estimates for peer group 19

Significant Undervaluation Compared to Peers EV/EBITDA (2024A) EV/EBITDA (2025E) DTI’s Peer DTI’s Peer Group Group 8.9x 7.9x 7.3x 7.8x 6.8x 6.8x 5.3x 5.2x 4.7x 4.5x 4.0x 4.1x Manufacturers Offshore Diversified NAM Land NAM Land Drilling Tools Manufacturers Offshore Diversified NAM Land NAM Land Drilling Tools & Capital Drillers & International Drillers Services International & Capital Drillers & International Drillers Services International Equipment Supply Equipment Supply Sources: 1) Peer buckets compiled using Raymond James’ Public Company Energy Equipment & Services tracker • Excludes multiples for companies that have undergone a transformational transaction 20 2) DTI’s multiple was calculated using the stock price as of August 13, 2025, historical results and current company outlook

NEW GEOGRAPHIC SEGMENTS 21

WESTERN HEMISPHERE OVERVIEW Regional Highlights Revenue Contribution ► Sustainable rental activity with major market share (1) ► Over 60% of all drilling rigs in NA utilize DTI 2Q25 Sales Product Rental tools and equipment 86% Western $ 7.8M $ 29.8M ► Presence across all major basins in North America Eastern $ 0.8M $ 5.3M ► A market leader in the deep-water Gulf of America ► ~62,000 tools deployed in North America ► 15 Service and Support Centers Product Sales (Q/Q) 39% Tool Rental (Q/Q) 1% ► 3 Manufacturing Facilities Product Service Lines Deployed ► Rental tools used in bottom hole assemblies (“BHA”) ► Subs, Stabilizers, Collars, Accessory Tools ► Wellbore Optimization Tools TM ► Drill-N-Ream® - RotoSteer - Fixed Blade Stabilizers & Sleeves ► Tubular Goods for drilling, workover and completion operations ► Drill Pipe, Tubing, Handling Tools and Accessories ► Blowout preventers and related pressure control equipment ► Target Depth Technologies – “Deep Casing Tools” Suite of Products ► TurboRunner, TurboCaser, MechLOK and Rubblizer 22 1) Excludes the financial impact of intercompany eliminations

EASTERN HEMISPHERE OVERVIEW (2) Revenue Contribution Regional Highlights ► Expanded international market share over the past (1) 2Q25 Sales Product Rental twelve months with the acquisitions of Deep Casing Tools, European Drilling Projects and Titan Tools Western $ 7.8M $ 29.8M 14% ► Expect international revenue growth as a percentage of total revenue in 2025 Eastern $ 0.8M $ 5.3M ► Expanding footprint in Europe, Middle East and Asia ► International fleet growing rapidly ► 11 International Service and Support Centers Product Sales (Q/Q) 79% Tool Rental (Q/Q) 838% Product Service Lines Deployed ► Rental tools used in bottom hole assemblies (“BHA”) ► Subs, Stabilizers, Collars, Accessory Tools, Hole Openers ► WellBore Optimization Tools ► Drill-N-Ream® - Fixed Blade Stabilizer Technology - RSS Sleeves ► Target Depth Technologies – “Deep Casing Tools” Suite of Products ► TurboRunner, TurboCaser, MechLOK and Rubblizer 1) Excludes the financial impact of intercompany eliminations 2) Reflects an increase in Eastern Hemisphere total revenue contribution from 11% in the second 23 quarter of 2024 to 14% in the second quarter of 2025

EASTERN HEMISPHERE EXPANSION FOR A GLOBAL FOOTPRINT GLOBAL REVENUE SPLIT WESTERN | EASTERN HEMISPHERE ~1% ‘23 ~8% ‘24 ~16% ‘25 “Our global footprint creates powerful synergies in terms of tool deployment efficiencies, sales potential and technological development.” Aldo Rodriquez VP of Sales 24

2025 FINANCIAL OUTLOOK Delivering Adjusted Free Cash Flow Throughout The Cycle ✓ DTI expects to deliver Adjusted Free Cash Flow Key guidance summary growth despite an anticipated decline in rig (3) ($ thousands) FY 2025 Guidance count in 2025 Revenue $145,000 - $165,000 ✓ FY 2025 guidance includes (1) Adjusted EBITDA $32,000 - $42,000 contributions from all four (1)(2) Adjusted Free Cash Flow $14,000 - $19,000 recent acquisitions Capital Expenditures $18,000 - $23,000 ✓ Expect to double revenue contribution from Eastern Hemisphere in FY 2025 1) Adjusted EBITDA and Adjusted Free Cash Flow are non-GAAP financial measures. See “Non-GAAP Financial Measures” in the appendix for reconciliations to the most directly comparable financial measures calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). 2) Adjusted Free Cash Flow defined as Adjusted EBITDA less Gross Capital Expenditures 25 3) Guidance is subject to change dependent upon market conditions

DTI’S DIFFERENTIATED GROWTH STRATEGY Creates A Compelling Investment Profile 1 A Market Leader in Downhole Tools for the Oil & Gas Industry 2 Blue Chip Customers Strategic Model Delivering Through-Cycle Outperformance 3 4 Proven Growth: Organic & M&A in Fragmented Industry 5 Strong Balance Sheet / Low Leverage / Significant Free Cash Flow 6 Experienced and Proven Leadership Team 7 Sustainable Financial Growth Outlook 26

ADDITIONAL INFORMATION 27

ORGANIZATIONAL STRUCTURE INSIDER OWNERSHIP Company Profile (1) PE reinvested 100% of their equity, demonstrating a Ticker: DTI (NASDAQ) Current Change ➢ long-term commitment to DTI’s success and growth. Shares Outstanding 35,661,297 0.2% Support strategic acquisitions and expansions, ➢ Market Capitalization enhancing DTI's capabilities and market reach. $101.6M 20% (as of 6/30/2025) Foster a culture of accountability and long-term focus, ➢ Shareholders’ Equity $122.5M 0% leading to more effective decision-making and (as of 6/30/2025) strategic planning. (2) Private Equity (PE) Ownership 42.4% (12.0)% (3) Ownership Profile as of 6/21/2023 Ownership Profile as of 12/31/2024 PE PE 45.6% 42.4% 54.4% 57.6% Other Other Improving float and liquidity over time → 1) Percent change for Shares Outstanding, Market Capitalization, and Shareholders’ Equity are calculated on a sequential quarterly basis. 2) Private Equity ownership is calculated once a year. Percent change reflects the difference in Private Equity ownership from 12/31/2023 to 12/31/2024. 28 3) DTI’s first day of trading on NASDAQ

500+ STRATEGIC RATIONALE 100+ (1) DEEP CASING TOOLS ~25 Adds to DTI’s technology platform ~5 ✓ Expands intellectual property portfolio by over 60 patents Adds strong international customer relationships ✓ ADNOC / ARAMCO / PEMEX / PETROBRAS / PETRONAS Accretive to DTI’s earnings and Adj. Free Cash Flow profile Opportunity to expand Deep Casing products into North America 1) Deep Casing Tools merger closed on March 18, 2024 29

500+ STRATEGIC RATIONALE 100+ (1) SUPERIOR DRILLING PRODUCTS ~25 Enhances vertical integration of differentiated technology ~5 ✓ Cost savings on Drill-N-Ream® tool ✓ Synergies – eliminates duplicative public company costs ✓ Adds significant precision manufacturing capacity Enhances horizontal opportunities ✓ Expands DTI’s intellectual property portfolio by over 10 patents ✓ Will own global rights to Drill-N-Ream tool ✓ Accelerate Drill-N-Ream growth opportunities world-wide ✓ Entrance into drill bit re-manufacture and repair business 30 1) Superior Drilling Products merger closed on August 1, 2024

500+ STRATEGIC RATIONALE 100+ (1) EUROPEAN DRILLING PROJECTS ~25 DTI Enhances Technological Advancement & Global ~5 Expansion Efforts ✓ Adds key personnel, industry expertise and customer relationships ® ✓ Adds cutting-edge tools, such as the FixedBlade Stabilizer, to DTI’s industry leading technology portfolio STRATEGIC RATIONALE (2) TITAN TOOLS SERVICES Expands Global Reach in Downhole Tool Services ✓ Enhances DTI’s product offerings and technological capabilities ✓ Strengthens DTI’s presence in the North Sea, European and African markets 1) European Drilling Projects merger closed on October 1, 2024 31 2) Titan Tools Services merger closed on January 2, 2025

ESG & SAFETY ARE INTEGRAL TO OUR SUCCESS DTI is committed to environmental stewardship ✓ Continuous evaluations and control measures to ensure minimization of waste ✓ Pursuing highest levels of operational proficiency to reduce rework, and use of chemicals and waste Environmental ✓ Actively promoting recycling including extensive rental tool recycling and refurbishment programs & opportunities to redeploy equipment for energy transition markets such as geothermal, carbon capture and storage ✓ Identify and control exposures to limit potential injury and production Social interruptions or damages (+Safety) ✓ Continual contributions to local community events, charities and employee activities DTI’s leadership is focused on deriving long-term value for all stakeholders by: (1) ✓ Executive accountability through the election of an independent board Governance ✓ Strong internal controls 32

OVERVIEW OF DIRECTIONAL TOOL RENTALS KEY EQUIPMENT Stabilizers Reduces drill string vibration and torque… Drill collars Adds weight to the BHA to increase rate of penetration (“ROP”) and reduce vibration… Subs & other equipment Variety of subs, crossovers and handling tools used in the drill string 33

OVERVIEW OF WELLBORE OPTIMIZATION TOOLS Specialty tools division with focused field sales and service professionals providing rig site visits and customer service, enabling consistent product performance and customer satisfaction PRODUCTS OFFERED Drill-N-Ream® (DNR) Wellbore Conditioning Tool Substantial Improvements in Wellbore Quality Patented technology allows the tool to Numerous benefits to the customer Allows operators to extend length of maintain a market leading position wellbore at a lower cost TM Emerging Technology RotoSteer 2023: Commercially launched Improves ROP, reduces torque and drag and Potential application for hundreds eliminates slides of wells annually 34

OVERVIEW OF PREMIUM TOOLS KEY EQUIPMENT DTI offers a wide array of premium tubulars for drilling, workover and completion operations, API blowout preventers and pressure control accessories as well as a comprehensive suite of related handling tools Tubulars Handling Tools Other Products 7 1 Drill Pipe – 2 Τ to 5 Τ inch API bottleneck, Stabbing Guides – for tubing and drill pipe Blowout Preventers – 5M, 10M and 15M psi 8 2 slim-hole, API, proprietary double shoulder-high Drifts – for all pipe sizes (Teflon, steel and Accumulators – diesel, electric and air powered torque connections aluminum) Hoses – high pressure, fire retardant and steel 1 1 Τ Τ Heavy-Weight Drill Pipe – 3 to 5 inch API 2 2 Rotary Slips – for tubing, casing, drill pipe and flex bottleneck, slim-hole, API, proprietary double drill collars Spools – spacers, adaptors and diverters shoulder-high torque connections Safety Clamps – for pipe and collars Double Studded Adaptors 1 1 Drill Collars – 3 Τ to 9 Τ steel spiral and slick 8 2 Manual Tongs – K-25 to K-70 hand tongs and HT- Gate Valves – manual, hydraulic and air actuated 200 manual rotary tongs Kellys – hex or square from 38 to 46 inch Chokes – manual adjustable and fixed orifice Elevators – slip grip, bottleneck and bushing Pup Joints – drill pipe and tubing Manifolds – skid mounted custom buffers types assembled to specification Tubing – premium PH-6, CS-8 and API 8Rd with Subs – TDS, wear, float, X-over, bit, lift and 3 1 thread from 2 Τ to 4 Τ Flanged Accessories – tees, crosses (flanged and 8 2 pump-ins studded) Stud Bolts – B7M H S service 2 Chiksan Iron – loops, swivel joints and pups 35

OTHER PRODUCTS & SERVICES Downhole Inspection Services Technical Services Group ✓ Independent inspection services equipment of all ✓ Sustaining engineering DTI divisions and select external customers ✓ Performance analysis ✓ Critical to efficient operations ✓ Product development ✓ Services across North America including network ✓ Technical support to quality assurance of six domestic and one Canadian inspection facilities Product Sales Internal Support & Emerging Products ✓ Made-to-order downhole drilling tools ✓ Completion and production Product Sales ✓ Production desander tool operations ✓ Williston, ND manufacturing and distribution facility 36

FINANCIAL INFORMATION 37

SECOND QUARTER 2025 INCOME STATEMENT Drilling Tools International Corp. Consolidated Statements of Comprehensive Income (Loss) (Unaudited) (In thousands of U.S. dollars and rounded) Three Months Ended June 30, 2025 2024 Revenue, net: Tool rental $ 32,756 $ 2 8,328 Product sale 6 ,665 9,205 Total revenue, net 3 9,421 3 7,533 Costs and other deductions: Cost of tool rental revenue 7,402 6 ,998 Cost of product sale revenue 2 ,494 3,000 Selling, general, and administrative expense 2 1,023 19,619 Depreciation and amortization expense 6,830 5 ,681 Interest expense, net 1,336 811 Loss (gain) on asset disposal 85 (51) Loss (gain) on remeasurement of previously held equity interest — (480) Goodwill impairment — — Other operating and non-operating expense, net 1,912 1,672 Total costs and other deductions 41,082 37,250 Income (loss) before income tax expense (1,661) 283 Income tax benefit (expense) (746) 82 Net income (loss) $ (2,407) $ 365 Basic earnings (loss) per share $ (0.07) $ 0 .01 Diluted earnings (loss) per share $ (0.07) $ 0 ..01 Basic weighted-average common shares outstanding 35,573,749 2 9,816,202 Diluted weighted-average common shares outstanding 35,573,749 30,873,436 Comprehensive income (loss): Net income (loss) $ (2,407) $ 365 Foreign currency translation adjustment, net of tax 2 ,199 102 Net comprehensive income (loss) $ (208) $ 467 38

SIX MONTHS ENDED 6/30/2025 INCOME STATEMENT Drilling Tools International Corp. Consolidated Statements of Comprehensive Income (Loss) (Unaudited) (In thousands of U.S. dollars and rounded) Six months ended June 30, 2025 2024 Revenue, net: Tool rental $ 67,289 $ 5 8,294 Product sale 15,012 16,213 Total revenue, net 82,301 74,507 Costs and other deductions: Cost of tool rental revenue 15,090 13,482 Cost of product sale revenue 6 ,051 5 ,053 Selling, general, and administrative expense 4 2,633 37,560 Depreciation and amortization expense 1 3,552 1 1,047 Interest expense, net 2 ,645 992 Loss (gain) on asset disposal 72 (42) Loss (gain) on remeasurement of previously held equity interest — (729) Goodwill impairment 1,901 — Other operating and non-operating expense, net 3,846 2,798 Total costs and other deductions 8 5,790 70,161 Income (loss) before income tax expense (3,489) 4,346 Income tax benefit (expense) (587) (854) Net income (loss) $ (4,076) $ 3 ,492 Basic earnings (loss) per share $ (0.11) $ 0.12 Diluted earnings (loss) per share $ (0.11) $ 0.12 Basic weighted-average common shares outstanding 3 5,583,139 2 9,792,385 Diluted weighted-average common shares outstanding 3 5,583,139 30,321,002 Comprehensive income (loss): Net income (loss) $ (4,076) $ 3 ,492 Foreign currency translation adjustment, net of tax 3 ,141 (409) Net comprehensive income (loss) $ (935) $ 3 ,083 39

SECOND QUARTER 2025 BALANCE SHEET Drilling Tools International Corp. Consolidated Balance Sheets (Unaudited) (In thousands of U.S. dollars and rounded) June 30, December 31, 2025 2024 ASSETS Current assets Cash $ 1 ,145 $ 6,185 Accounts receivable, net 4 1,557 3 9,606 Related party note receivable, current 909 909 Inventories 18,279 1 7,502 Prepaid expenses and other current assets 4,245 3,874 Total current assets 66,134 6 8,076 Property, plant and equipment, net 79,310 75,571 Operating lease right-of-use asset 22,831 22,718 Intangible assets, net 4 0,666 37,232 Goodwill, net 1 4,704 12,147 Deferred financing costs, net 642 817 Related party note receivable, less current portion 4,443 4 ,262 Deposits and other long-term assets 1,549 1 ,608 Total assets $ 230,279 $ 222,431 LIABILITIES AND SHAREHOLDERS' EQUITY Current liabilities Accounts payable $ 11,534 $ 11,983 Accrued expenses and other current liabilities 9,927 7 ,864 Current portion of operating lease liabilities 4,296 4 ,121 Current maturities of long-term debt 6,291 6 ,995 Total current liabilities 32,047 30,963 Operating lease liabilities, less current portion 18,917 18,765 Revolving line of credit 33,140 27,142 Long-term debt, less current portion 17,485 1 9,676 Deferred tax liabilities, net 6 ,168 5 ,926 Total liabilities 107,757 102,472 Commitments and contingencies (See Note 15) Shareholders' equity Common stock, $0.0001 par value, shares authorized 500,000,000 as of June 30, 2025 and December 31, 2024, 35,661,297 issued and outstanding as of June 30, 2025 and 34,704,696 shares issued and outstanding as of December 31, 2024 4 3 Less: Treasury stock at cost, 202,611 and 0 shares as of June 30, 2025 and December 31, 2024, respectively (608) — Additional paid-in-capital 129,520 125,415 Accumulated deficit (7,657) (3,582) Accumulated other comprehensive income (loss) 1,264 (1,877) Total shareholders' equity 122,522 119,959 40 Total liabilities and shareholders' equity $ 230,279 $ 2 22,431

SECOND QUARTER 2025 CASH FLOW STATEMENT Drilling Tools International Corp. Consolidated Statement of Cash Flows (Unaudited) (In thousands of U.S. dollars and rounded) For the six months ended June 30, 2025 2024 Cash flows from operating activities: Net income (loss) $ (4,076) $ 3 ,492 Adjustments to reconcile net income to net cash from operating activities: Depreciation and amortization 1 3,552 11,047 Amortization of deferred financing costs 174 139 Non-cash lease expense 2,466 2,315 Unrealized loss on currency translation 567 — Write off of excess and obsolete inventory 510 — Write off of excess and obsolete property and equipment 195 179 Provision (recovery) for credit losses 356 (16) Deferred tax expense (1,766) (400) Loss (gain) on sale of property 72 (42) Unrealized loss (gain) on equity securities — (729) Gain on sale of lost-in-hole equipment (5,454) (4,987) Stock-based compensation expense 1,183 1 ,064 Interest income on related party note receivable (182) — Goodwill impairment 1,901 — Changes in operating assets and liabilities: Accounts receivable, net 453 (1,449) Prepaid expenses and other current assets 670 1,958 Inventories 1,291 (49) Operating lease liabilities (2,250) (2,226) Accounts payable (3,963) (2,158) Accrued expenses and other current liabilities (1,073) (3,745) Net cash flows from operating activities 4 ,626 4,393 Cash flows from investing activities: Acquisition of a business, net of cash acquired (5,622) (18,261) Purchase of intangible assets (1,095) — Proceeds from sale of property, plant, and equipment 38 59 Purchase of property, plant, and equipment (12,594) (16,312) Proceeds from sale of lost-in-hole equipment 7 ,132 7 ,786 Net cash flows from investing activities (12,141) (26,728) Cash flows from financing activities: Payment of deferred financing costs — (672) Purchase of treasury stock (608) — Proceeds from term loan — 25,000 Repayment of term loan (2,500) (833) Repayment of promissory note (442) — Proceeds from revolving line of credit 3 3,789 1,469 Repayment on revolving line of credit (27,791) (1,469) Net cash flows from financing activities 2,448 23,495 Effect of changes in foreign exchange rates 27 (377) Net change in cash (5,040) 783 Cash at beginning of period 6,185 6,003 41 Cash at end of period $ 1 ,145 $ 6,786

RECONCILIATION OF SECOND QUARTER 2025 ADJUSTED EBITDA Drilling Tools International Corp. Reconciliation of GAAP to Non-GAAP Measures (Unaudited) (In thousands of U.S. dollars and rounded) Three months ended June 30, 2025 2024 Net income (loss) $ (2,407) $ 365 Add (deduct): Income tax expense (benefit) 746 (82) Depreciation and amortization 6 ,830 5,681 Interest expense, net 1,336 811 Stock option expense 642 855 Management fees 188 187 Loss (gain) on sale of property 85 (51) Loss (gain) on remeasurement of previously held equity interest — (480) Goodwill impairment — — Transaction expense 215 2 ,020 Other operating and non-operating expense, net 1,697 (341) Adjusted EBITDA $ 9,332 $ 8,965 42

RECONCILIATION OF SIX MONTHS ENDED 6/30/2025 ADJUSTED EBITDA Drilling Tools International Corp. Reconciliation of GAAP to Non-GAAP Measures (Unaudited) (In thousands of U.S. dollars and rounded) Six months ended June 30, 2025 2024 Net income (loss) $ (4,076) $ 3,492 Add (deduct): Income tax expense (benefit) 587 854 Depreciation and amortization 13,552 11,047 Interest expense, net 2 ,645 992 Stock option expense 1 ,183 1 ,064 Management fees 375 375 Loss (gain) on sale of property 71 (42) Loss (gain) on remeasurement of previously held equity interest — (729) Goodwill impairment 1,901 — Transaction expense 947 2 ,909 Other operating and non-operating expense, net 2,900 (104) Adjusted EBITDA $ 20,085 $ 1 9,858 43

RECONCILIATION OF SECOND QUARTER 2025 ADJUSTED FREE CASH FLOW Drilling Tools International Corp. Reconciliation of GAAP to Non-GAAP Measures (Unaudited) (In thousands of U.S. dollars and rounded) Three months ended June 30, 2025 2024 Net income (loss) $ (2,407) $ 365 Add (deduct): Income tax expense (benefit) 746 (82) Depreciation and amortization 6,830 5 ,681 Interest expense, net 1,336 811 Stock option expense 642 855 Management fees 188 187 Loss (gain) on sale of property 85 (51) Loss (gain) on remeasurement of previously held equity interest — (480) Goodwill impairment — — Transaction expense 215 2 ,020 Other operating and non-operating expense, net 1 ,697 (341) Capital expenditures (7,551) (10,084) Adjusted Free Cash Flow $ 1 ,781 $ (1,119) 44

RECONCILIATION OF SIX MONTHS ENDED 6/30/2025 ADJUSTED FREE CASH FLOW Drilling Tools International Corp. Reconciliation of GAAP to Non-GAAP Measures (Unaudited) (In thousands of U.S. dollars and rounded) Six months ended June 30, 2025 2024 Net income (loss) $ (4,076) $ 3,492 Add (deduct): Income tax expense (benefit) 587 854 Depreciation and amortization 1 3,552 11,047 Interest expense, net 2,645 992 Stock option expense 1 ,183 1,064 Management fees 375 375 Loss (gain) on sale of property 71 (42) Loss (gain) on remeasurement of previously held equity interest — (729) Goodwill impairment 1 ,901 — Transaction expense 947 2,909 Other operating and non-operating expense, net 2,900 (104) Capital expenditures (12,594) (16,312) Adjusted Free Cash Flow $ 7 ,491 $ 3,545 45

RECONCILIATION OF SECOND QUARTER 2025 ADJUSTED NET INCOME (LOSS) Drilling Tools International Corp. Reconciliation of GAAP to Non-GAAP Measures (Unaudited) (In thousands of U.S. dollars and rounded) Three months ended June 30, 2025 2024 Net income (loss) $ (2,407) $ 365 Transaction expense 215 2,020 Goodwill impairment — — Restructuring charges 629 — Software implementation 316 — Income tax expense (benefit) 746 (82) Adjusted Income Before Tax $ (501) $ 2,303 Adjusted Income tax expense (benefit) 225 (666) Adjusted Net Income (loss) $ (726) $ 2 ,968 Adjusted Basic earnings (loss) per share $ (0.02) $ 0 .10 Adjusted Diluted earnings (loss) per share $ (0.02) $ 0.10 Basic weighted-average common shares outstanding 3 5,573,749 29,816,202 Diluted weighted-average common shares outstanding 3 5,573,749 30,873,436 46

RECONCILIATION OF SIX MONTHS ENDED 6/30/2025 ADJUSTED NET INCOME (LOSS) Drilling Tools International Corp. Reconciliation of GAAP to Non-GAAP Measures (Unaudited) (In thousands of U.S. dollars and rounded) Six months ended June 30, 2025 2024 Net income (loss) $ (4,076) $ 3,492 Transaction expense 947 2,909 Goodwill impairment 1 ,901 — Restructuring charges 998 — Software implementation 448 — Income tax expense (benefit) 587 854 Adjusted Income Before Tax $ 805 $ 7,255 Adjusted Income tax expense (benefit) (135) 1,426 Adjusted Net Income (loss) $ 940 $ 5,829 Adjusted Basic earnings (loss) per share $ 0.03 $ 0 .20 Adjusted Diluted earnings (loss) per share $ 0.03 $ 0.19 Basic weighted-average common shares outstanding 3 5,583,139 2 9,792,385 Diluted weighted-average common shares outstanding 35,622,914 30,321,002 47

RECONCILIATION OF 2025 OUTLOOK Drilling Tools International Corp. Reconciliation of Estimated Consolidated Net Income (Loss) to Adjusted EBITDA (In thousands of U.S. dollars and rounded) (Unaudited) Twelve Months Ended December 31, 2025 Low High Net income (loss) $ (8,500) $ (3,000) Add (deduct) Interest expense, net 4,600 5,300 Income tax expense (benefit) (500) 500 Depreciation and amortization 2 6,900 28,000 Management fees 700 800 Other expense 3,600 4,300 Stock option expense 2,400 2,900 Goodwill impairment 1,900 2,000 Transaction expense 900 1,200 Adjusted EBITDA $ 32,000 $ 42,000 Revenue 145,000 165,000 Adjusted EBITDA Margin 22% 25% 48

RECONCILIATION OF 2025 OUTLOOK Drilling Tools International Corp. Reconciliation of Estimated Consolidated Net Income (Loss) to Adjusted Free Cash Flow (In thousands of U.S. dollars and rounded) (Unaudited) Twelve Months Ended December 31, 2025 Low High Net income (loss) $ (8,500) $ (3,000) Add (deduct) Interest expense, net 4,600 5,300 Income tax expense (benefit) (500) 500 Depreciation and amortization 2 6,900 28,000 Management fees 700 800 Other expense 3,600 4,300 Stock option expense 2,400 2,900 Goodwill impairment 1,900 2,000 Transaction expense 900 1,200 Capital expenditures (18,000) (23,000) Adjusted Free Cash Flow $ 14,000 $ 19,000 Adjusted Free Cash Flow Margin 10% 12% 49